TherapeuticsMD, Inc. 8-K

Exhibit 99.1

Investor Presentation March 2019

2 Forward - Looking Statements This presentation by TherapeuticsMD, Inc. (referred to as “we” and “our”) may contain forward - looking statements. Forward - lookin g statements may include, but are not limited to, statements relating to our objectives, plans and strategies, as well as state men ts, other than historical facts, that address activities, events or developments that we intend, expect, project, believe or anti cip ate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipat e,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions and are ba sed on assumptions and assessments made in light of our managerial experience and perception of historical trends, current condition s, expected future developments and other factors we believe to be appropriate. Forward - looking statements in this presentation are made as of the date of this presentation, and we undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward - looking statements are n ot guarantees of future performance and are subject to risks and uncertainties, many of which may be outside of our control. Imp ort ant factors that could cause actual results, developments and business decisions to differ materially from forward - looking statement s are described in the sections titled “Risk Factors” in our filings with the Securities and Exchange Commission, including our mos t r ecent Annual Report on Form 10 - K and Quarterly Reports on Form 10 - Q, as well as our current reports on Form 8 - K, and include the following: our ability to maintain or increase sales of our products; our ability to develop and commercialize IMVEXXY®, ANNOVERA TM , BIJUVA TM and our hormone therapy drug candidates and obtain additional financing necessary therefor; whether we will be able to comply with the covenants and conditions under our term loan agreement; the potential of adverse side effects or other safety risks that could adversely affect the commercialization of our current or future approved products or preclude t he approval of our future drug candidates; the length, cost and uncertain results of future clinical trials; the ability of our lic ensees to commercialize and distribute our product and product candidates; our reliance on third parties to conduct our manufacturing, research and development and clinical trials; the availability of reimbursement from government authorities and health insura nce companies for our products; the impact of product liability lawsuits; the influence of extensive and costly government regula tio n; the volatility of the trading price of our common stock and the concentration of power in our stock ownership. This non - promotional presentation is intended for investor audiences only.

TherapeuticsMD® (TXMD)

Innovative women's health company exclusively focused on developing and commercializing products for women throughout their life cycles

Imvexxy (estradiol vaginal inserts) 4 mcg · 10 mcg	Bijuva 1mg/100mg (estradiol and progesterone) capsules	ANNOVERA™ (segesterone acetate and ethinyl estradiol vaginal system)
DYSPAREUNIA (a symptom of VVA due to Menopause)	**VASOMOTOR SYMPTOMS** (Hot Flashes due to Menopause)	**PREGNANCY PREVENTION**
		
Easy to use, lowest approved dose, designed to support patient adherence	First and only FDA-approved bio-identical combination hormone therapy	First and only patient-controlled, procedure-free, long-acting, reversible birth control product
32 million women affected[1]	36 million women affected[2]	43 million women affected[3]
Launched	Launch expected 2Q 2019	Launch expected 2H19

1) The North American Menopause Society. Management of symptomatic vulvovaginal atrophy: 2013 position statement of The North American Menopause Society. *Menopause*. 2013;20(9):888–902.
2) Gass ML, Cochrane BB, Larson JC, et al. Patterns and predictors of sexual activity among women in the hormone therapy trials of the Women's Health Initiative. *Menopause*. 2011;18(11):1160–1171
3) Derived from U.S. Census data on women in the age group who normally experience symptoms.
4) Contraceptive Use in the United States, Guttmacher, July 2018. IQVIA Patient Tracker.

TherapeuticsMD®
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Key Planned Levers for Growth

Imvexxy (estradiol vaginal inserts) 4 mcg · 10 mcg

- **1Q 2019 -** 50 additional sales reps added
- **1Q 2019 –** Maximize IMVEXXY launch through BIO-IGNITE
- **1Q 2019 -** Speaker programs throughout the U.S. highlighting the clinical and physical attributes of IMVEXXY
- **1Q 2019 - through 3Q 2019 –** Expand IMVEXXY Part D coverage
- **2H 2019 -** Begin direct-to-consumer marketing for IMVEXXY

Bijuva 1mg/100mg (estradiol and progesterone) capsules

- **2Q 2019 (April) -** U.S. commercial launch of BIJUVA and draw second $75 million debt tranche with MidCap Financial Trust
- **4Q 2019 -** "new to market" 6-month payer block to end
- **4Q 2019 -** Maximize BIJUVA launch through BIO-IGNITE
- **BIJUVA WAC price set at $214.50**
  - Priced at parity to legacy hot flash products
  - Aligned with TXMD responsible pricing strategy
  - Strategic payer strategy

ANNOVERA™ (segesterone acetate and ethinyl estradiol vaginal system)

- **2H (targeting 3Q) 2019 -** U.S. commercial launch of ANNOVERA
- **1Q 2020 -** "new to market" 6-month payer block to end
- **ANNOVERA WAC price expected to be $1,800-$2,000**
  - Priced at a discount to NuvaRing
  - Aligned with TXMD responsible pricing strategy
  - Strategic payer strategy
  - Potential 19th category of contraception
- **2H 2019 -** Currently evaluating debt funding for launch of ANNOVERA

Summer 2019 - Company to hold Analyst Day to highlight portfolio and launch strategies

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5 Opportunities to Strengthen our Position Once All 3 Products are Launched and Covered ▪ 1Q 2020 - All 3 products are expected to be covered by payers ▪ Based on volume generated by 3 products concentrated in women’s health care, TXMD can optimize distribution costs, relationships and partnerships ▪ Strong women’s health care platform created to negotiate and refine payer rebates and coverage ▪ Maximize copay assistance program through patient targeting and compliance ▪ Achieve critical mass and optimal voice in provider offices by offering 3 new products that cover many of the day - to - day needs of OBGYN’s ▪ Begin lifetime of patient strategy to build brand loyalty and awareness

6 Approved for the treatment of moderate - to - severe dyspareunia (vaginal pain associated with sexual activity), a symptom of vulvar and vaginal atrophy (VVA), due to menopause.

Strong IMVEXXY Launch

IMVEXXY (estradiol vaginal inserts) Launch Metrics	
Total paid scripts dispensed to patients[1] (since launch through Feb. 28, 2019)	~109,600
Total paid scripts (February 1-28, 2019)	~23,600
Total patients (since launch through Feb. 28, 2019)	~37,600
Total prescribers[2] (since launch through Feb. 28, 2019)	~9,000

Comparison of Average Weekly & Daily Script Volume
(Average Weekly Volume: TRx for month / # days in month * 7 days)

	For 31 Days in Jan. 2019	For 28 Days in Feb. 2019
Average weekly volume	~5,300	~5,900
Average daily volume	~758	~842

The company anticipates providing updates on a monthly basis

[1] Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilization of our affordability program. This includes a two week estimation for the lag in reporting retail data, which can cause minor fluctuations in historical comparisons.
[2] Total Unique Prescribers that have sent a prescription to a pharmacy for at least 1 patient for IMVEXXY.

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8 Strong Patient Adherence & Compliance through February 28, 2019 Average fills for all patients through February 28, 2019 = 2.9 3 IMVEXXY Patient Compliance 1,2 Month Initial Prescription Filled Average # Fills for those Patients Maximum Allowable Fills Given the Month of Initial Fill January 2019 1.9 Fills 2 Fills December 2018 2.5 Fills 3 Fills November 2018 3.2 Fills 4 Fills October 2018 3.6 Fills 5 Fills September 2018 4.3 Fills 6 Fills August 2018 5.5 Fills 7 Fills 1 Average number of fills per patient is the average number of fills per patient grouped by their initial month on therapy. 2 Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilizatio n o f our affordability program. 3 Average number of fills for all patients is calculated as Total Rx / Total Patients . Example of calculation: For patients who filled their initial prescription in November 2018, each of those patients averaged 3.2 fills from November 2018 through February 2019

9 * Month 1 Month 2 Month 3 Month 4 Month 5 Month 6 Month 7 Month 8 Month 9 Month 10 Month 11 Month 12 Month 13 Month 14 Month 15 Month 16 Month 17 Month 18 Imvexxy 200 6,300 8,400 13,300 14,400 19,800 23,500 23,600 Vagifem 25mcg 300 3,500 8,800 12,600 17,800 21,000 24,000 26,700 28,700 36,200 37,200 43,200 45,900 47,900 52,600 48,700 57,700 56,500 Osphena 0 700 1,700 2,700 3,500 5,100 6,100 7,300 9,200 10,500 13,300 14,500 16,600 18,100 19,000 19,400 19,800 20,800 Intrarosa 100 1,400 2,400 3,900 5,100 6,300 6,900 7,600 9,700 10,600 12,600 13,800 14,700 16,500 16,100 19,200 19,200 20,600 13,300 19,800 23,500 23,600 12,600 21,000 24,000 26,700 43,200 56,500 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 Imvexxy TRx Launch Comparison Successful Launch Execution References: 1. Total prescription data is based on IQVIA prescriber level data plus additional unique patients identified through utilizatio n o f our affordability program. 2. Osphena and Intrarosa sourced is Symphony Health Integrated Dataverse . 3. Vagifem sourced from IQVIA National Prescriber Level Data. 4. All trademarks are the property of their respective owners. *Month 8 for IMVEXXY is February 2019 ▪ Imvexxy continues to grow both weekly average volume and daily average volume for February (28 day month) vs January (31 day month) ▪ Average daily volume for 28 days in February 2019 increase to 842 from 758 for the 31 days in January 2019

10 IMVEXXY Commercial Payer Update Plan % of Lives 2 Status 3 CVS 15.5% ESI 15.4% Adjudicating as of 10/1/18 United 7.6% Adjudicating as of 3/1/19 Anthem 7.4% Adjudicating as of Aug. 2018 Prime 6.6% Adjudicating as of 1/1/19 OptumRx 6.1% Adjudicating as of 1/1/19 Kaiser 4.7% Aetna 4% Cigna 4% Adjudicating as of 12/15/18 EnvisionRx 1.8% Adjudicating as of 1/1/19 1 IMS Data April 2018 2 Plan numbers as of January 2019 3 MMIT February 2019 and Account Insights Top 10 Plans Account for ~73% of all Commercial Pharmacy Lives Medicaid Cash Commercial 67% Medicare Part D 25% 5% 3% TRx Payer Breakdown of FDA - Approved VVA Products 1 Adjudication of claim by payer: IMVEXXY is on payer formulary as covered product and is being submitted to insurance company for payment by payer to pharmacy.

IMVEXXY Medicare Part D Payer Update

United and Kaiser Medicare Part D are Now Adjudicating (Paying)

Medicare Part D Update

- United Healthcare and Kaiser Medicare Part D are now adjudicating
- United Healthcare is the largest Medicare Part D payer
- Bids submitted for other Medicare Part D plans

Top 6 Plans Account for ~75% of all Medicare Part D Pharmacy Lives

Plan	% of Lives[1]	Status[2]
United	21.1%	Adjudicating as of 2/1/19
Humana	18.9%	
CVS Caremark	14.7%	
Wellcare with Aetna lives	3.8%	
Express Scripts/ Cigna	3.5%	
Kaiser	3.7%	Adjudicating Maintenance Pack as of 10/1/18

[1]Plan numbers as of January 2019
[2]MMIT February 2019 and Account Insights

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12 TXMD Strategy Built to Maximize Value of IMVEXXY 428,700 412,700 429,800 405,100 3.0% 3.4% 4.6% 5.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 Oct 2018 Nov 2018 Dec 2018 Jan 2019 Growth of Imvexxy Market Share VVA Category Monthly TRx IMVEXXY Monthly Market Share VVA TRx by Month IMVEXXY Monthly Market Share

13 What is Leading to Rapid Uptake?

14 Improvement seen as early as 2 weeks (secondary endpoint) Key Clinical Attributes: New lowest approved dose 1 Strong efficacy and safety data 2 3 Owning clinical attributes with the underpinning of a highly effective patient experience Ease of use and absence of applicator 5 Ability to be used any time of day 6 A mess - free way to administer 7 PK data where systemic hormone levels remain within normal postmenopausal range 4 Dose packaging to optimize patient compliance and enhance provider and patient acceptance 8 Key Physical Attributes: IMVEXXY is Clearly Differentiated from Other Treatment Options

IMVEXXY Growth Levers in 2019

Lever 1:
HCP Education and Patient Affordability

- ~9,000 targets have written as least 1 IMVEXXY prescription
- Patients pay no more than $35 per prescription
- Sales force expanded to approximately 200 representatives

Lever 2:
Payer Access

- Commercial contracts with majority of top payers signed
- Medicare Part D contracting underway

Lever 3:
Medical Education

- Goal of 70 Speaker programs in 1Q19
- Avg. prescriber attendance 14 vs 2.3 industry average

Lever 4:
Consumer

- DTC rollout in 2H19
- Launching when HCP awareness and education is established

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Synergies Provide Potential to Expand the Market

BIJUVA is a Significant Sales Force Pull-Through Opportunity for IMVEXXY in 2019

- VMS and VVA are different symptoms of menopause[1] that are addressed with BIJUVA and IMVEXXY in one complementary product portfolio
- Menopausal women often experience both VVA and hot flashes together
  - Women that are being treated with hot flashes may experience VVA symptoms that need to be treated with a separate VVA prescription[2]
  - Systemic therapy for hot flashes may be ineffective for the treatment of VVA
  - BIJUVA can be leveraged for early awareness of VVA and IMVEXXY - to make patients aware of IMVEXXY 10-15 years earlier before patients are exposed to competitive products
- Sales force to leverage this unique opportunity to expand IMVEXXY market

Bijuva (estradiol and progesterone) capsules 1.0mg/100mg

Imvexxy (estradiol vaginal inserts) 4 mcg • 10 mcg

Same etiology – estrogen deficiency	Similar population[1]	Same prescriber base

[1]The American Journal of Medicine (2005) Vol 118 (12B), 37S-46S.
[2]Notelovitz M. Urogenital aging: solutions in clinical practice. Int J Gynaecol Obstet 1997;59(suppl 1):S35-S39.

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17 17 T he first and only FDA - approved bio - identical hormone therapy combination of estradiol and progesterone in a single, oral softgel capsule for the treatment of moderate to severe vasomotor symptoms (commonly known as hot flashes or flushes) due to menopause in women with a uterus.

Vasomotor Symptoms are the Most Common Symptoms Associated with Menopause[1]

Vasomotor symptoms are extreme thermoregulatory responses characterized by episodes of profuse heat accompanied by sweating and flushing[2,3]

- Also known as hot flashes or strong feelings of heat or sweating
- Occur predominantly around the head, neck, chest, and upper back

Vasomotor symptoms are experienced by the majority of women during the menopausal transition[3]

- As many as 74% of menopausal women[1]
- Up to 88% of perimenopausal women[1]

Moderate to severe vasomotor symptoms typically continue for 4 to 5 years following menopause and may last more than 10 years after final menstrual period in some women[4,5]

References
1. Rapkin AJ. *Am J Obstet Gynecol.* 2007;196(2):97-106. **2.** Deecher DC et al. *Arch Womens Ment Health.* 2007;10(6):247-257. **3.** Thurston RC et al. *Obstet Gynecol Clin North Am.* 2011;38(3):489-501. **4.** Freeman EW et al. *Menopause.* 2014;21(9):924-932. **5.** Kleinman NL et al. *JOEM.* 2013;55(4):465-470.

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19 WHI Impact on FDA Approved Hormone Therapy 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1998 2000 2002 2004 2006 2008 2010 2012 2013 2014 2016 2018 % of Market - FDA Approved Synthetic HRT % of Market - FDA Approved Bio-Identical HRT 2000 88.7 Million TRx 2018 7.7 Million TRx 2018 16.9 Million TRx 2000 18.8 Million TRx Market Share of Synthetic vs Bio - Identical Symphony Health PHAST Data Excludes products for VVA category of products

BIJUVA Addressable Markets

BIJUVA Substitutable Market

FDA-Approved		
Off-Label Separate Bio-Identical E & P Pills 	**Combination Synthetic E+P[1]** 	**Compounded Combination Bio-Identical E+P** 
~3.9 million TRx (each)[1]	~2.5 million TRx[2]	12 million – 18 million TRx[3]
~$836M[4] TAM	~$536[4] TAM	~$2.5B-$3.8B[4] TAM
2 copays	1 copay	Often 2 copays cash out of pocket
Compliance risk	No compliance risk	Compliance risk
Insurance coverage	Insurance coverage	Almost 100% out of pocket

1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018
2) Includes the following drugs: Activella®, FemHRT®, Angeliq®, Generic 17b + Progestins, Prempro®, Premphase®, Duavee®, Brisdelle®
3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications
4) Based on WAC pricing of $214.50

All trademarks are the property of their respective owners.

TherapeuticsMD®
For Her. For Life.

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BIJUVA Addressable Market: FDA Approved Products

BIJUVA – KEY CONVERSION ATTRIBUTES

Off-Label Separate Bio-Identical E + P Pills

- 3.9M TRx (each)[1]
- $836M TAM[2]
- 2 copays

Combination Synthetic E + P

- 2.5M TRx[3]
- $536M TAM[2]
- 1 copay

PATIENT DEMAND
Satisfies demand for bio-identical hormone therapy

PROPRIETARY TECHNOLOGICAL INNOVATION
Solubilization of estradiol and progesterone led to significant improvements in numerous secondary endpoints

STRONG EFFICACY AND SAFETY DATA
Includes evaluation of risks for endometrial hyperplasia and cancer

CLINICAL VALIDATION
Satisfies HCP preference for a bio-identical combination dose regimen that is clinically validated

MEETS PROFESSIONAL STANDARDS & GUIDELINES
Follows medical standards of care & guidelines while reducing liability with a clinically more appropriate option

1| Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018
2| Based on WAC pricing of $214.50
3| Includes the following drugs: Activella®, FemHRT® , Angeliq®, Generic 17b + Progestins, Prempro®, Premphase®, Duavee®, Brisdelle®
4| All trademarks are the property of their respective owners.

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BIJUVA Addressable Market: Compounded Products

BIJUVA – KEY ADOPTION ATTRIBUTES

Compounded Combination Bio-Identical E+ P

- 12M– 18M TRx[1]
- $2.5B - $3.8B TAM[2]
- Often 2 copays cash out-of-Pocket

STRONG EFFICACY AND SAFETY DATA
Bio-Identical formulation supported by strong, independent efficacy and safety data

TECHNOLOGICAL INNOVATION
Technology unique to BIJUVA not documented or reproducible by compounded products

RISK EVALUATION
For endometrial hyperplasia and cancer

INSURANCE COVERAGE
Reduces patient costs via insurance coverage for market often 2 copays cash out-of-pocket

FINANCIAL BENEFIT & REDUCED LIABILITY TO PHARMACY
Allows reallocation of resources and reduces certain costs related to USP <800>
Lowers certain legal and regulatory costs and risks for the pharmacies

1| Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications
2| Based on WAC pricing of $214.50

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23 BIJUVA’s Phase 3 Clinical Attributes

24 No Clinically Significant Changes in Lipid Parameters were Observed 0 50 100 150 200 250 BIJUVA Placebo Mean concentration (mg/dL) Total Cholesterol 0 20 40 60 80 100 120 140 BIJUVA Placebo LDL cholesterol Baseline Month 12 In REPLENISH, lipid parameters were measured at baseline and Month 12 HDL= high - density lipoprotein; LDL=low - density lipoprotein 0 20 40 60 80 100 120 BIJUVA Placebo Triglycerides

25 No Clinically Significant Changes in Coagulation Parameters were Observed with BIJUVA 0 20 40 60 80 100 120 140 BIJUVA Placebo Factor XIV 0 20 40 60 80 100 BIJUVA Placebo Protein S Baseline Month 12 Coagulation parameters were measured at baseline and Month 12 0 2 4 6 8 10 12 14 BIJUVA Placebo Mean Concentration ( Umol /L) Fibrinogen 0 10 20 30 40 50 BIJUVA Placebo Mean Time (s) Activated Partial Thromboplastin 0 2 4 6 8 10 12 14 BIJUVA Placebo Mean Time (s) Prothrombin 0 20 40 60 80 100 120 BIJUVA Placebo Percent Antithrombin Activity

26 Reference Data on file, TherapeuticsMD . Patient - reported Outcomes Secondary Endpoints: CGI, MENQOL, and MOS - Sleep Clinical Global Impression (CGI) ▪ Significantly more women rated their condition as very much or much improved with BIJUVA compared with placebo at Weeks 4 and 12 Menopause - Specific Quality of Life Questionnaire (MENQOL) ▪ Statistically significant improvements in total score were observed at Week 12, Month 6, and Month 12 compared with placebo Medical Outcomes Study Sleep Scale (MOS - Sleep) ▪ Statistically significant improvements in total score were observed at Months 6 and 12 compared with placebo † * P <0.001 vs placebo. † Mean change from baseline at Month 12 was not significant. 63 * 82 * 33 53 0 20 40 60 80 100 Week 4 Week 12 Women (%) CGI response: Clinically meaningful improvement BIJUVA Placebo

27 BIJUVA’s Launch Strategy

28 Maximize the launch of the compounding channel commensurate with securing commercial reimbursement Selectively leverage this channel until payer coverage begins due to class of trade costs Launch Expected: April 2019 Initial focus on FDA - approved off - label separate bio - identical E&P pills segment of market during 6 month payer block 1 2 3 ~3.9M TRx (each) 1 I $836M 2 TAM 12M – 18M TRx 3 I $2.5B - 3.8B 2 TAM A Large Target Market for 1) Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018 2) Based on WAC pricing of $214.50 3) Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications All trademarks are the property of their respective owners.

29 1 IMS Data 2018 Medicaid Cash and Pt Assistance Commercial 70% Medicare Part D 13% 8% 9% Payer Breakdown of FDA - Approved VMS Products 1 ▪ Compared to IMVEXXY Medicare Part D is a smaller segment of the population ▪ Expect 6 month commercial payer block and similar payer onboarding timeline to IMVEXXY

30 Salesforce Footprint Considers Distinct Market And Overlap ▪ Ensure momentum with IMVEXXY writers • 2019 Salesforce reaches 24,431 total targets • 94% Coverage of decile 6 - 10 target decile • 62% Coverage of total market TRx ▪ Launch focus for BIJUVA will be selected high decile VMS customers and current IMVEXXY writers IMVEXXY Decile 6 - 10 BIJUVA Decile 6 - 10 15,558 Decile 6 - 10 Prescribers Portfolio Optimization Summary

31 2019 TXMD Salesforce Expansion x 191 Field Sales Territories x 4 Inside Sales Assignments (whitespace coverage) x 8.5 to 1 Rep to Manager ratio x 24 Sales Teams

32 Strategic Partnerships and Initiatives

Independent Community Pharmacy
IMVEXXY and BIJUVA Addressable Markets

IMVEXXY Substitutable Market

Product	TRx Count
Osphena®	217,000
Estrace® & Generic	1,902,000
Premarin®	1,220,000
Vagifem® & Generic	1,500,000
Estring®	262,000
Compounded Vaginal E	200,000+*
Grand Total	5,301,000

BIJUVA Substitutable Market

FDA-Approved		Compounded Combination Bio-Identical E+P
Off-Label Separate Bio-Identical E & P Pills	Combination Synthetic E+P[1]	
~3.9M TRx (each)[1]	~2.5M TRx[2]	12M – 18M million TRx[3]
~$836M[4] TAM	~$536[4] TAM	~$2.5B-$3.8B[4] TAM
2 copays	1 copay	Often 2 copays cash out of pocket
Compliance risk	No compliance risk	Compliance risk
Insurance coverage	Insurance coverage	Almost 100% out of pocket

* Estimated number of vaginal scripts. Assumption based on consultant feedback and extrapolation of survey response data.

1| Symphony Health Solutions PHAST Data powered by IDV; 12 months as of December 31 2018

2| Includes the following drugs: Activella®, FemHRT®, Angeliq®, Generic 17b + Progestins, Prempro®, Premphase®, Duavee®, Brisdelle®

3| Composite of Fisher, J. QuintilesIMS, White Paper: A Profile of the US Compounding Pharmacy Market, internal surveying of compounding pharmacies & NAMS publications

4| Based on WAC pricing of $214.50

All trademarks are the property of their respective owners.

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For Her. For Life.

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34 Innovation in Women’s Health Regulatory Environment Commercial Opportunity ▪ FDA - approval of IMVEXXY ▪ FDA - approval of BIJUVA ▪ FDA - approval of ANNOVERA ▪ Drug Quality and Security Act ▪ Loss of Third - Party Reimbursement ▪ USP - 800 – Hazardous Drugs ▪ Access to differentiated products ▪ Favorable pharmacy economics ▪ Maintain and grow patient and physician relationships Genesis of Bio - Ignite = Innovative Commercial Approach Bio - Ignite Large, Untapped Market ▪ Over 3,000 physicians are currently writing high volumes of bio - identical hormones ▪ Over 700 - 900 pharmacies dispense high - volumes of bio - identical hormones ▪ Changing commercial and regulatory dynamics ultimately drive market need ▪ Channel is completely ignored by pharmaceutical companies ▪ TXMD takes a differentiated approach to maximize commercial viability of women’s health products ▪ We want to be where our competition is not Confluence of Events Support Robust Growth of TXMD Compounding Platform

35 There are more than 23,000 independent community pharmacies across the United States These pharmacies dispense approximately 40% of the nation’s retail prescription drugs ▪ 72% of independent community pharmacies that compound prescriptions provide non - sterile compounding services only. ▪ The target audience is independent community pharmacies that compound 20% or more of their total business. ▪ 3,000+ locations meet class of trade definition of which 700+ have highest BHRT volume What is an Independent Community Compounding Pharmacy?

36 Pathway of Prescription – Holistic Approach Estradiol & Progesterone Claims Base for all Patients Controls VMS symptoms Promotes sleep & calming Progesterone to oppose Estradiol - safety Estrone, Estriol & DHEA Claims Breast cancer reduction/prevention Decrease clotting Glucose maintenance Improves lipids profile Testosterone Claims Libido Muscle tone Improves skin turgor Emotional well - being Thyroid (T3, T4) Claims Weight gain Lack of Energy Depression Memory Supplements Vitamin D3 Melatonin (sleep) Omega - 3 Continued Testing Blood, Saliva, Urine Customization is adding therapy…not tweaking dosages

37 Pharmacy Targeting: 700+ are high tier targets (T1 - T4 based on byte data) ▪ These locations produce the highest potential volume of compounded bio - identical hormone replacement therapy (CBHRT) scripts Program Stats (6 Months since Pilot): Live Accounts Dispensing IMVEXXY now or shortly in anticipation for BIJUVA: 29 (up 7 from Feb. 22, 2019) States Reached: 31 ▪ AK, AL, AR, AZ, CA, CO, CT, FL, GA, IA, ID, KS, LA, MA, MD, MI, MO, MS, NC, NJ, NV, NY, OH, OK, PA, RI, SC, TN, TX, VA, WA Compounding Pharmacies in Vetting Process: 116 Unique CBHRT Prescribers Identified: 2,903 as of March 1, 2019 SM

38 BIO - IGNITE Progress and Results Partnerships with Large Pharmacy Network and Individual Pharmacies Pharmacy Network and Individual Pharmacy Partners # of Pharmacies >300 Pharmacies Combination Bio - Identical E+P Scripts ~1,500,000 prescriptions annually All trademarks are the property of their respective owners. TXMD Outreach to Individual Pharmacies >400 Pharmacies with Prescription Data > 500,000 prescriptions annually *Formerly known as Premier Value Pharmacy Compounding Network. Each network pharmacy has the option to participate in Bio - Ignite and is not required to as a Artiria member. * New National Compounding Pharmacy Partner ~100 Pharmacies (vetting process) Currently vetting

39 National High - Decile Compounding Pharmacies and TXMD Sales Team Overlap *This does not include the sales expansion territories ▪ Yellow indicates field sales territory reach ▪ Red, Blue and Green indicate Compounding Pharmacy Targets ▪ Black Stars indicate TXMD pharmacy rep location

40 ANNOVERA  (Segesterone Acetate/Ethinyl Estradiol Vaginal System) Approved for use by females of reproductive potential to prevent pregnancy. (Limitation of use: Not adequately evaluated in females with a body mass index of >29 kg/m2).

41 ▪ ANNOVERA approved on August 10, 2018 • 21/7 days cyclical dosing regimen for one year (13 cycles) • Segesterone acetate component of ANNOVERA was classified as a new chemical entity (NCE) with 5 years of regulatory exclusivity ▪ Developed by the Population Council – developer of multi - billion dollar long acting contraceptive products • ParaGard® and Mirena® IUDs ; Norplant® and Jadelle ® implants; and Progering ® ANNOVERA - 1 - Year Vaginal System First and only patient - controlled , procedure - free , long - acting , reversible birth control

ANNOVERA Clinical & Physical Attributes

Clinical Attributes


Segesterone Acetate/Ethinyl Estradiol
Segesterone Acetate

- Highly effective in preventing pregnancy when used as directed (97.3%)
- Low daily release of ethinyl estradiol (13 mcg)
- Only product with new novel progestin - segesterone acetate[1]
  - No androgenic, estrogenic or glucocorticoid effects at contraceptive doses
- Favorable side effect profile including low rates of discontinuation related to irregular bleeding (1.7%)
- Safety profile generally consistent with other CHC products, including boxed warning

Physical Attributes

- "Vaginal System" – the only product in a new class of contraception with potential for $0 co-pay
- The vaginal system is composed of a "squishy" silicone elastomer
- Acceptable for women who haven't had a child (nulliparous) or are not in a monogamous relationship[1]
- Cost and convenience (pharmacy and doc visits)
- Does not require refrigeration by HCP
- More pliable than NuvaRing

[1] Narender Kumar, Samuel S. Koide, Yun-Yen Tsong, and Kalyan Sundaram. 2000. *"Nestorone: a Progestin with a Unique Pharmacological Profile,"* Steroids 65: 629-636

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Phase 3 Acceptability Study

Demonstrated 1-Year Contraceptive Vaginal System High User Satisfaction

Acceptability Data[1]

- Phase 3 acceptability study (n=905 subjects)
- Overall satisfaction 89% related to ease of use, side effects, expulsions/feeling the product, and physical effect during sexual activity
- High rates of adherence (94.3%) and continuation (78%)

Ease of inserting (N=905)	Ease of removing (N=905)	Ease of remembering CVS insertion (N=905)	Ease of remembering CVS removal (N=905)	No side effects reported on questionnaire (N=905)
90.8% (n=823)	88.2% (n=798)	87.6% (n=793)	85.2% (n=771)	81.8% (n=740)

[1]Merkatz, Ruth B., Marlena Plagianos, Elena Hoskin, Michael Cooney, Paul C. Hewett, and Barbara S. Mensch. 2014. "Acceptability of the Nestorone®/ethinyl estradiol contraceptive vaginal ring: Development of a model; implications for introduction," *Contraception* 90(5): 514–521.

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44 Reversible Birth Control Market in the U.S. ▪ OC’s continue to lose market share to longer acting solutions such as IUDs, Implants and Rings ▪ IUDs and Implants are experiencing significant growth as the market shifts towards long - acting solutions 2017 Women's Use of Contraception (Total 29 Million Women) Oral contraceptives 31% Long - Acting Reversible Contraceptives 25% Condoms 22% Other 14% 3% 5% Contraceptive Ring & Patch 3 Month Injection Source: Centers for Disease Control and Preventions, NCHS, December 2018, No. 327 Data Brief 173, Current Contraceptive Status Among Women Aged 15 - 44: United States, 2011 - 2013

45 ANNOVERA – Addressing an Unmet Need Target Market Segments Complete control but no long acting benefits Long - acting benefits but requires a procedure and does not offer complete control Long - acting benefits without a procedure and complete control over fertility and menstruation

ANNOVERA Key Attributes

	Oral Contraceptives	Vaginal Ring NuvaRing®	Contraceptive Injection	Vaginal System ANNOVERA™	IUDs
Duration of Action	Daily pill intake	1 month (21/ 7 regimen)	3 months	1 year (21/7 regimen)	3-10 years
Patient Control	Stop at any time	Removable at any time	Stop at any time, but residual effects for 3 months	Removable at any time	Procedure required
Nulliparous Women	Yes	Yes	Yes	Yes	Not universally acceptable
Product Administration	Oral intake	Patient administered Semi-rigid ring	Physician in-office injection every 3 months	Patient administered pliable vaginal system	Physician in-office procedure for insertion and removal
Patient Convenience	Daily pill presents compliance/ adherence risks; potential increase in unplanned pregnancies	Monthly pharmacy visit	Physician in-office injection, prescriber stocking required	1 doctor's visit, 1 pharmacy visit per year	Physician in-office procedure prescriber stocking required
Healthcare Provider Convenience	Filled at pharmacy	Filled at pharmacy; Refrigeration required prior to being dispensed	Prescriber required to hold inventory	Filled at pharmacy; No refrigeration; No inventory or capital outlay	Prescriber required to hold inventory
Yearly WAC	Lo Loestrin® Fe: $1,829.36	NuvaRing® $2,114.19	Depo-Provera® $799.12	$1,800-$2,000	Liletta® $749.40 + $425.25 for insertion/removal Plus office visits and screenings

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47 TherapeuticsMD, A Premier Women’s Health Company CONTRACEPTION PRENATAL CARE CONTRACEPTION/ FAMILY PLANNING - PERIMENOPAUSE VASOMOTOR SYMPTOMS DYSPAREUNIA (Vulvar & Vaginal Atrophy) REPRODUCTIVE HEALTH MENOPAUSE MANAGEMENT ANNOVERA™ ( segesterone acetate and ethinyl estradiol vaginal system) ANNOVERA™ ( segesterone acetate and ethinyl estradiol vaginal system) Prenatal Vitamins

48 TXMD: Financial Snapshot Shares Outstanding 241.2M (Feb. 18, 2019) Debt $75M (as of Dec. 31, 2018 ) Cash $161.6M (as of Dec 31, 2018) Listing Exchange Insider Ownership ~15% (Dec. 31, 2018)

49 Thank You